                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 31, 1997


                              ESCALON MEDICAL CORP.
                 (Exact Name of Registrant Specified in Charter)


        California                    0-20127                    33-0272839
      (State or Other            (Commission File             (I.R.S. Employer
      Jurisdiction of                 Number)                Identification No.)
      Incorporation)




                 351 East Conestoga Road
                  Wayne, Pennsylvania                              19087
        (Address of Principal Executive Offices)                 (Zip Code)





       Registrant's telephone number, including area code: (610) 688-6830



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.           OTHER EVENTS.

                  On December 31, 1997, the Company issued $1,350,000 of Series A 6% Convertible Preferred Stock ("Preferred Stock") in a private placement. The net proceeds will be used by the Company for working capital purposes. After March 1, 1998, the Preferred Stock may be converted at the option of the holder into shares of the Company's Common Stock at a rate determined by dividing the liquidation value of the Preferred Stock being converted by the conversion price then in effect. The conversion price will be the lesser of (i) $8.6125 (which is the average of the closing bid price of the Common Stock for each of the five trading days immediately prior to December 31, 1997) or, (ii) up to 82% of the five-day average closing bid price prior to the conversion date. Any Preferred Stock that is outstanding on December 31, 1999 will be automatically converted into Common Stock. The Preferred Stock pays cumulative dividends of 6% per annum payable quarterly in cash or Common Stock, at the Company's option. The Preferred Stock may be redeemed, at the option of the Company. The Preferred Stock was accompanied by an immediately exercisable five-year Warrant to purchase 40,000 shares Common Stock at exercise prices ranging from $8.6125 to $11.626875. The Company also issued to the private placement agent and its designees a similar Warrant to purchase an aggregate of 50,000 shares of Common Stock at an exercise price of $10.335 per share. On January 20, 1998, the Company filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission to register the Common Stock underlying the Preferred Stock and the Warrants. (The registration statement will also register the resale of 1,080,193 shares of Common Stock owned by EOI Corp., which are being registered as a result of EOI's exercise of its piggyback registration rights.) The maximum number of shares of Common Stock that may be issued upon conversion of the Preferred Stock plus the aggregate number of shares of Common Stock issued upon exercise of the Warrants is 19.9% of the issued and outstanding shares of Common Stock as of December 31, 1997.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS

                  (b)      Pro Forma Financial Information

                  The following unaudited pro forma balance sheet as of November 30, 1997 gives effect to the transaction noted in Item 5 above. The pro forma balance sheet was prepared by the management of the Company based upon the historical financial statements of the Company. The pro forma adjustments are based on the terms of the financing along with management's estimate of related offering costs. The pro forma balance sheet should be read in conjunction with the Company's annual report on Form 10-K and its quarterly report on Form 10-Q filed with the Securities and Exchange Commission in October and November 1997, respectively.

                              ESCALON MEDICAL CORP.
                             PRO FORMA BALANCE SHEET
                                   (UNAUDITED)


                                                                       NOVEMBER 30,         PRO FORMA          PRO FORMA
                                                                           1997            ADJUSTMENTS          BALANCE
                                                                      ------------        ------------        ----------
                                          ASSETS
Current Assets:
     Cash and cash equivalents                                        $  1,552,464        $  1,158,000        $2,710,464
     Investments                                                            95,000                                95,000
     Accounts receivable, net                                              717,675                               717,675
     Inventories, net                                                      713,739                               713,739
     Other current assets                                                   44,195                                44,195
                                                                      ------------        ------------        ----------
                     Total current assets                                3,123,073           1,158,000         4,281,073

Furniture and equipment, at cost, net                                       83,066                                83,066
Long-term receivables                                                      150,000                               150,000
License and distribution rights, net                                       933,072                               933,072
Patents, net                                                               486,299                               486,299
Goodwill, net                                                            1,042,779                             1,042,779
Other assets                                                                12,342                                12,342
                                                                      ------------        ------------        ----------

                                                                      $  5,830,631        $  1,158,000        $6,988,631
                                                                      ============        ============        ==========

                           LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
     Current portion of capital lease obligations                     $      1,220         $                  $    1,220
     Accounts payable                                                      709,780                               709,780
     Accrued and other liabilities                                         138,675                               138,675
                                                                      ------------        ------------        ----------
                     Total current liabilities                             849,675                               849,675
                                                                      ------------        ------------        ----------

Commitments

Shareholders' Equity:
     Preferred stock, no par value; 2,000,000 shares
       authorized; 1,350 shares issued and outstanding                          --           1,158,000         1,158,000
     Common stock, no par value; 35,000,000 shares
       authorized; 2,629,379 shares issued and outstanding
       at November 30, 1997                                             44,645,440                            44,645,440
     Accumulated deficit                                               (39,664,484)                          (39,664,484)
                                                                      ------------        ------------        ----------
                     Total shareholders' equity                          4,980,956           1,158,000         6,138,956
                                                                      ============        ============        ==========
                                                                      $  5,830,631        $  1,158,000        $6,988,631
                                                                      ============        ============        ==========



                      See notes to pro forma balance sheet

                              ESCALON MEDICAL CORP.

                        NOTES TO PRO FORMA BALANCE SHEET

         The November 30, 1997 unaudited pro forma balance sheet reflects the impact on the Company's capital structure for the issuance of 1,350 shares of nonvoting Series A 6% Convertible Preferred Stock ("Preferred Stock") on December 31, 1997 from which the Company received funds totaling approximately $1,158,000, net of estimated offering costs of $192,000. After March 1, 1998, the Preferred Stock may be converted into shares of the Company's Common Stock at a rate determined by dividing the liquidation value of the Preferred Shares being converted by the stated conversion price which is the lessor of (i) $8.6125 (which is the average of the closing bid price of the Common Stock for each of the five trading days immediately prior to December 31, 1997) or, (ii) up to 82% of the five-day average closing bid price prior to a conversation date. The maximum number of shares of Common Stock that may be issued upon conversion of the Preferred Stock plus the aggregate number of shares of Common Stock issued upon the conversion of the Warrants is 19.9% of the issued and outstanding shares of Common Stock as of December 31, 1997. The Preferred Stock must be converted into shares of Common Stock by December 31, 1999.

         The Preferred Stock pays cumulative dividends of 6% per annum payable quarterly in cash or by issuing shares of the Company's Common Stock. The Preferred Stock may be redeemed, at the option of the Company, at any time prior to conversion in cash at the redemption price.

         In connection with the issuance of the Preferred Stock, the Company issued immediately exercisable Warrants to purchase 90,000 shares of the Company's Common Stock to the buyer, underwriter and its designees. These Warrants have an exercise price ranging from $8.6125 to $11.626875 and expire on December 31, 2002. While the Company has not yet assigned a value to the Warrants, the net impact on the pro forma adjustments is $0.

                  (c)      Exhibits


             Exhibit Number             Description
             --------------             -----------


                    3.1 Certificate of Determination of Series A 6% Convertible Preferred Stock.*

                    4.1 Certificate of Determination of Series A 6% Convertible Preferred Stock.*

                    4.2 Registration Rights Agreement, dated as of December 31, 1997, by and among the Company and Combination.*

                    4.3 Warrant to Purchase Common Stock issued December 31, 1997, to David Stefansky.*

                    4.4 Warrant to Purchase Common Stock issued December 31, 1997, to Combination.*

                    4.5 Warrant to Purchase Common Stock issued December 31, 1997, to Richard
                                        Rosenblum.*

                    4.6 Warrant to Purchase Common Stock issued December 31, 1997, to Trautman Kramer & Company, Incorporated.*

                    10.1 Registration Rights Agreement between the Company and EOI Corp. dated as of February 12, 1996.**




---------------------------
* Incorporated by reference to the Company's Registration Statement on Form S-3 filed January 20, 1998.

** Incorporated by reference to the Company's Form 10-K for the year ended June 30, 1996.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ESCALON MEDICAL CORP.
                                                     (Registrant)


                                                By  /s/ John T. Rich
                                                    ---------------------------
                                                    John T. Rich
                                                    Vice President, Finance and
                                                    Administration, Secretary


Dated:  January 21, 1998